UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange
9.15% First Mortgage Bonds due 2021	n/a	The New York Stock Exchange
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously disclosed departure of Scott M. Prochazka from his officer and director positions at CenterPoint Energy, Inc. (the “Company”) and affiliated entities, the Company has entered into a separation and release agreement between the Company and Mr. Prochazka (the “Separation Agreement”), dated March 6, 2020, specifying the terms of Mr. Prochazka’s termination of service with the Company. Under the terms of the Agreement, in exchange for executing a release of claims against the Company, Mr. Prochazka will receive (i) a lump sum cash payment of $7,348,584, (ii) full vesting of his outstanding 2017, 2018 and 2019 stock awards, including dividend equivalents, of 54,115 shares payable in 2020, 61,515 shares payable in 2021 and 57,227 shares payable in 2022, respectively, and (iii) continued vesting of his 2018 and 2019 performance share unit awards, including dividend equivalents, of 143,535 target shares payable in 2021 and 133,529 target shares payable in 2022, respectively, in each case, subject to achievement of the relevant performance metrics. Additionally, Mr. Prochazka is eligible for 18 months of COBRA at active employee rates, and, until December 31, 2020, he will continue to receive financial planning services, which are available to the Company’s senior executive officers.

The foregoing summary of the Separation Agreement is qualified by reference to the Separation Agreement, which is filed herewith as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Separation and Release Agreement between CenterPoint Energy, Inc. and Scott M. Prochazka, dated March 6, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: March 9, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: March 9, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: March 9, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel